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                                                                EXHIBIT 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS





We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-50020) of General Host Corporation of our report dated March 18, 1994 appearing on page F-1 of this Form 10-K.





Price Waterhouse

Stamford, Connecticut
April 13, 1994